SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  December 20, 1996


                         FREEPORT-McMoRan COPPER & GOLD INC.


           Delaware                  1-9916                 74-2480931
       (State or other            (Commission             (IRS Employer
       jurisdiction of            File Number)            Identification
       incorporation or                                   Number)
       organization)


                                 1615 Poydras Street
                            New Orleans, Louisiana  70112

       Registrant's telephone number, including area code:  (504) 582-4000


          Item 5.  Other Events.


          CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

               From time to time Freeport-McMoRan Copper & Gold Inc. (FCX) will make written and oral forward-looking statements about matters that involve risks and uncertainties that could cause actual results to differ materially from projected results. Important factors that could cause actual results to differ materially include, among others:

               * Fluctuations in the market prices of copper and gold
               * The political, social  and economic risks associated  with operations in Indonesia, Spain and other countries where FCX may conduct operations
               * General domestic and international economic and  political conditions
               * Fluctuations   in   foreign   currency   exchange    rates
                 (particularly the Spanish peseta and Indonesian rupiah)
               * The availability of  smelting capacity in relation to  the worldwide supply of  concentrates, and the ability of  FCX
                 to  retain   and  obtain   favorable  concentrate   sales
                 contracts with customers
               * Unexpected   geological  conditions   or  rock   stability
                 conditions resulting in cave-ins, floodings, rock-bursts or rock slides
               * Difficulties associated  with managing complex  operations in a remote and rugged mountainous area
               * Unanticipated declines in the average grades of ore mined
               * Unanticipated milling and other processing problems
               * The speculative nature of mineral exploration
               * Environmental risks
               * Changes  in  laws and  government  regulations,  including those relating to taxes and the environment
               * The  availability  and  timing  of  receipt  of  necessary governmental permits and approvals relating to operations, expansion of operations, and financing of operations
               * Difficulties   in  reaching   agreements,   or   resolving
                 disputes, with joint venture partners, government officials, suppliers or customers
               * Fluctuations   in  interest   rates  and   other   adverse
                 financial market conditions
               * Other  unanticipated difficulties  in obtaining  necessary financing
               * The  failure  of equipment  or  processes  to  operate  in accordance with specifications or expectations
               * Labor relations
               * Accidents
               * Unusual weather or operating conditions
               * Force majeure events
               * Other risk  factors described from time  to time in  FCX's filings with the Securities and Exchange Commission

               Many of these factors are beyond FCX's ability to control or predict. Investors are cautioned not to place undue reliance on forward-looking statements. FCX disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events or otherwise.

                A more detailed discussion of certain of the foregoing factors follows.

          Price of Minerals
               Because FCX's revenues are derived primarily from the sale of concentrates containing copper and gold, FCX's earnings are directly related to market prices for copper and gold. Prices for such minerals historically have fluctuated widely and are affected by numerous factors beyond FCX's control. FCX may enter financial arrangements to manage or hedge against such risks and may discontinue such hedging transactions at any time without notice.

          Location and Industry Risks
               P.T. Freeport Indonesia Company (PT-FI), FCX's principal operating subsidiary, conducts its mining operations in steeply mountainous terrain in Irian Jaya, a remote area of Indonesia. As a result, PT-FI has been required to overcome significant engineering difficulties and build extensive infrastructure facilities. The area is subject to considerable rainfall that causes periodic floods and mud slides. The mine site is in an active seismic area, which experiences earth tremors from time to time. None of these factors has caused personal injury to PT-FI employees, significant property damage not covered by insurance or any significant interruptions to production, although no assurance can be given that delays, injury or damage will not occur in the future.

               PT-FI also is subject to the usual risks encountered in the mining industry, including unexpected geological conditions resulting in cave-ins, floodings and rock-bursts and unexpected changes in rock stability conditions. PT-FI has substantial insurance involving such amounts and types of coverage as it believes are appropriate for its exploration, development, mining and processing activities in Indonesia.

          Political Factors
               The Republic of Indonesia gained independence in 1945 and now has a presidential republic system of government in which parliamentary and presidential elections are held every five years. President Suharto, who assumed power in 1966 and is now 75, was reelected in 1993 to a sixth consecutive five-year term expiring in 1998. FCX cannot predict when the presidency will be transferred from President Suharto to a successor or the effect, if any, of that succession on FCX's operations.

               Maintaining a good relationship with the Indonesian Government is of particular importance to FCX because its principal operations are located in Indonesia. PT-FI's mining complex was Indonesia's first copper mining project and was the first major foreign investment in Indonesia following the economic development program instituted by the Suharto administration in 1967. PT-FI works closely with the central, provincial and local governments in development efforts in the vicinity of its operations.

               FCX operates  in Indonesia  through  two Contracts  of  Work
          (COWs), both of which have 30-year terms, provide for two 10-year extensions under certain conditions, and govern the rights and obligations of FCX's operating subsidiaries relating to taxes, exchange controls, repatriation and other matters. Both COWs were concluded pursuant to the 1967 Foreign Capital Investment Law, which expresses Indonesia's foreign investment policy and provides basic guarantees of remittance rights and protection against nationalization, a framework for economic incentives and basic rules regarding other rights and obligations of foreign investors.

               PT-FI's mining operations are located in the Indonesian province of Irian Jaya, which occupies the western half of the island of New Guinea and became part of Indonesia during the early 1960's. The area surrounding PT-FI's mining development is sparsely populated by primitive indigenous tribes and former residents of more populous areas of Indonesia, some of whom have resettled in Irian Jaya under the Indonesian Government's transmigration program. Certain members of the indigenous population oppose Indonesian rule over Irian Jaya, and several small separatist groups seek political independence for the province. Sporadic attacks on civilians by the separatists and sporadic but highly publicized conflicts between separatists and the Indonesian military have led to allegations of human rights violations. PT-FI personnel have not been involved in those conflicts, although the Indonesian military occasionally has exercised its right to appropriate transportation and other equipment of PT-FI, and some of that equipment allegedly has been used by the military in its security operations. As a result, certain groups have criticized PT-FI for alleged involvement in those activities. Although such criticisms are unwarranted, actions by these groups could have a disruptive effect on operations.

               PT-FI's policy has been to operate in Irian Jaya in compliance with all Indonesian laws and in a manner that improves the lives of the indigenous population. PT-FI incurs significant costs associated with its social and cultural activities. Such activities include comprehensive job training programs, basic education programs, extensive malaria control and general public health programs, agricultural assistance programs, a business incubator program to encourage the local people to establish their own small scale businesses, cultural preservation programs and charitable donations.

               Following civil disturbances in the mining town of Tembagapura and the lowlands town of Timika in early 1996 and as a result of subsequent meetings with tribal leaders, PT-FI, in cooperation with the Indonesian Government, agreed to redistribute and refocus its community development programs by dedicating 1% of PT-FI's revenues over the next ten years to fund these efforts and, among other things, to increase the number of local Irianese in its work force. The Indonesian Government agreed as part of its development efforts in Irian Jaya to create an integrated development plan calling for the participation of local indigenous tribes in creating and developing the community development projects funded by PT-FI. While management believes that its efforts to be responsive to the issues relating to the impact of its operations on the local indigenous tribes should serve to avoid further disruptions of mining operations, social and political instability in the area may, in the future, have an adverse impact on PT-FI's mining operations.

          Speculative Nature of Mineral Exploration
               Mineral exploration is highly speculative and involves many risks. Once mineral deposits are discovered, it may take a number of years from the initial phases of drilling until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves through drilling, to determine the best processes to extract the minerals from the ore and, in the case of new properties, to construct mining and processing facilities.
           As a result of  these uncertainties, no  assurance can be  given that FCX's exploration programs will result  in the discovery  of commercially exploitable mineral deposits.

          Reserves
               FCX's reserve amounts are estimates that are determined in accordance with established mining industry practices and standards. PT-FI's mines in production or development may not conform to geological or other expectations, so that the volume and grade of reserves recovered and the rates of production may be more or less than anticipated. Because ore bodies do not contain uniform grades of minerals, ore recovery rates will vary from time to time, resulting in variations in volumes of minerals sold from period to period. Further, market price fluctuations in copper and gold, and changes in operating and capital costs may render certain ore reserves uneconomic to develop and may ultimately result in a restatement of FCX's proved and probable reserves.

          Environmental and Government Regulations
               PT-FI's exploration and mining activities in Irian Jaya involve significant engineering and environmental challenges that relate primarily to the location of the mine in remote, rugged highlands and the disposition of tailing through discharge into a river that deposits them in a controlled deposition area near the sea. PT-FI has sought to preserve and protect the environment in its area of operations.

               FCX has expended significant resources, both financial and managerial, to comply with environmental regulations and permitting and approval requirements and anticipates that it will continue to do so in the future. There can be no assurance that additional significant costs and liabilities will not be incurred to comply with such current and future regulations.

          Holding Company Structure
               Because FCX is primarily a holding company which conducts business through its subsidiaries, its ability to meet its financial obligations and to pay dividends on its Preferred and
          Common Stock will depend on the earnings and cash flow of its subsidiaries and the ability of its subsidiaries to pay dividends and to advance funds to FCX. Under certain circumstances, contractual and legal restrictions, as well as the financial condition and operating requirements of PT-FI and other subsidiaries, could limit FCX's ability to obtain cash from its subsidiaries for the purpose of meeting its debt service obligations or paying dividends.




                                      SIGNATURE



                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FREEPORT-McMoRan COPPER & GOLD INC.


                                        By:      /s/ Michael A. Weaver
                                             ------------------------------
                                                   Michael A. Weaver
                                              Controller - Financial Reporting
                                                 (authorized signatory and
                                                Principal Accounting Officer)

          Date:  December 20, 1996